UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 22, 2006

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SUN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

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Delaware	0-22911	65-032364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Coral Way, Miami, Florida 33145

(Address of principal executive offices) (Zip Code)

305-421-6800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K (the “Form 8-K”) of Sun American Bancorp (the “Company”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. The Company’s ability to predict projected results or the effect of events on the Company’s operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Factors that could affect the Company’s assumptions and predictions include, but are not limited to, the risk that (i) loan losses would have a material adverse effect on the Company’s financial condition and operating results; (ii) a decline in the value of the collateral securing the Company’s loans could result in an increase in losses on foreclosure; (iii) the Company’s growth strategy may not be successful; (iv) the geographical concentration of the Company’s business in Florida makes it highly susceptible to local economic and business conditions; (v) changes in interest rates may adversely affect the Company’s financial condition; and (vi) competition from other financial institutions could adversely affect the Company’s profitability and growth. You should not place undue reliance on the Company’s forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statements.

Item 1.01

Entry into a Material Definitive Agreement.

On May 22, 2006, the Company, and its wholly-owned bank subsidiary, Sun American Bank (the “Bank”), entered into an Employment Agreement with Michael Golden, director, President and Chief Executive Officer of the Company and Chairman and Chief Executive Officer of the Bank.

The agreement provides that Mr. Golden will continue to be employed as the President and Chief Executive Officer of the Company and the Chairman and Chief Executive Officer of the Bank. In these capacities, Mr. Golden will be responsible for overseeing and managing the day-to-day business, operations and strategy of the Company and the Bank and will report directly to the board of directors.

Mr. Golden will be employed for an initial term of one year commencing on January 1, 2006 and ending December 31, 2006. The agreement will be extended automatically each year on the anniversary date of the initial term for an additional one year term unless either party provides written notice at least 30 days prior to the end of the extended term.

During the initial term, Mr. Golden will receive an annual base salary of $275,000 and quarterly $25,000 performance bonuses, not to exceed $100,000 in aggregate for the initial term. The Compensation Committee of the board of directors will pay Mr. Golden the performance bonuses if the Company and the Bank meet, or, in the discretion of the Compensation Committee, substantially meet, certain established financial goals based upon the Company’s 2006 budget. To the extent a performance goal is not met in a particular quarter, the Compensation Committee can pay Mr. Golden the missed quarterly bonus as part of the following quarter’s bonus if the performance goal is met by the end of the following quarter. By way of example, if a performance goal is not met in the first quarter, but is met by the end of the second quarter, Mr. Golden’s second quarter bonus will include the missed bonus for the first quarter and he will receive a $50,000 bonus. As part of his annual compensation package, on April 19, 2006, the Compensation Committee approved the issuance of options to purchase 150,000 shares of the Company’s common stock and 50,000 shares of restricted stock to Mr. Golden. In addition, Mr. Golden may be entitled to a sale bonus in connection with any future sale of the Company or the Bank, although no such sale is contemplated at this time, the terms of which will be determined by the Company and Mr. Golden within 90 days of May 22, 2006.

Mr. Golden is also entitled to a $900 per month car allowance, participation in the insurance, health and medical benefits that are generally made available to the senior executives of the Company, payment of the premium of the life insurance policy payable to his beneficiaries, 4 weeks of vacation, reimbursement of necessary and reasonable expenses incurred or paid by him in connection with the performance of his duties, and such other benefits as may be provided to other senior executives of the Company, including participation in the Company’s 401(k) plan and stock option plans.

The Company also agreed to indemnify Mr. Golden against all claims, actions, suits, proceedings, liabilities, damages, fines, costs and expenses that he may incur in connection with the performance of his duties. During the employment term and for a period of 3 years thereafter, the Company will maintain directors and officers liability insurance coverage on behalf of Mr. Golden at whatever amount the Company deems reasonable.

The Company and its board of directors agreed to cause Mr. Golden to be nominated to be elected as a director to the board of directors each time his term as a director is set to expire.

Pursuant to the terms of the agreement, Mr. Golden cannot, anywhere in the United States, directly or indirectly,: (i)acquire, or own in any manner, any interest in any entity that engages in the Company’s or the Bank’s business (collectively, the “Business”) or that engages in any business, activity or enterprise that competes with any aspect of the Business; or (ii) be interested in, or otherwise participate in the management or operation of, any entity that engages in any business, activity or enterprise that competes with any aspect of the Business. Mr. Golden can serve as an officer or director of any entity or business enterprise, or otherwise participate in educational, welfare, social, religious and civic organizations, provided that he does not serve as a director or officer of any entity or business enterprise that engages in a business that competes directly with the Business. Mr. Golden is permitted to make investments in the securities of any entity or business enterprise, provided that he cannot make any investments in the securities of any entity or business enterprise that engages in a business that competes directly with the Business.

In the event of Mr. Golden’s death, the agreement automatically terminates and in the event of his incapacity, the agreement may be terminated by the Company upon written notice. In either event, the Company will pay to Mr. Golden, his estate, or his legal representative, as applicable: (i) the base salary through the date of termination, plus the base salary for the remaining term of the agreement and an additional one year term; (ii) the performance bonus; (iii) the sale bonus; and (iv) any business expenses that were properly reimbursable to him through the date of termination.

The Company can terminate Mr. Golden’s employment at any time for “cause,” as defined below, upon written notice. In the event Mr. Golden’s employment is terminated by the Company for cause or he voluntarily terminates his employment prior to the end of the employment term upon 90 days’ prior written notice, the Company will pay to him: (i) the base salary through the date of termination; (ii) any accrued, but unpaid, performance bonus and sale bonus; and (iii) any business expenses that were properly reimbursable to him through the date of termination. “Cause” is defined in the agreement to include: (i) the material breach by Mr. Golden of any of the material terms or provisions of the agreement; (ii) the willful misconduct of Mr. Golden in connection with the performance of his material duties or his willful refusal to perform all or any portion of his material duties and responsibilities; or (iii) fraud, criminal conduct, material dishonestly or breach of trust or embezzlement by Mr. Golden.

The Company can terminate Mr. Golden’s employment without cause at any time upon 30 days’ prior written notice. In such event, the agreement requires that the Company pay to Mr. Golden, in accordance with its regular payroll policy: (i) the base salary through the date of termination, plus the base salary for the remaining term of the agreement and an additional one year term (the “Severance Period”); (ii) the performance bonus; (iii) the sale bonus; (iv) any business expenses that were properly reimbursable to him through the date of termination; and (v) during the Severance Period, the health and medical insurance and other benefits that were provided to him prior to termination. In addition, any stock options granted by the Company to Mr. Golden that have not vested or are not exercisable on the date of termination will automatically vest and become immediately exercisable.

Mr. Golden can terminate his employment for “good reason,” as defined below, upon notice to the Company within 30 days after he has actual knowledge of the event providing such good reason and the Company fails to cure the event within 30 days following the notice. If Mr. Golden terminates his employment for good reason, it will have the same effect and afford him the same rights and benefits as if the Company terminated his employment without cause. “Good reason” means the occurrence of any of the following events: (i) Mr. Golden is not retained as the Chief Executive Officer of the Company even if he is allowed to continue in the employ of the Company; (ii) the Company materially reduces his duties and responsibilities; (iii) he is removed from his position as a member of the board of directors of the Company for any reason other than in connection with his termination for cause; or (iv) the Company fails to perform or observe any of its material obligations to him under the agreement, including, without limitation, by failing to provide or cause the provision of, any compensation or benefits that it is obligated to provide.

The foregoing brief summary of the agreement is not intended to be complete and is qualified in its entirety by reference to the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Employment Agreement dated May 22, 2006 between Michael E. Golden and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 26, 2006

SUN AMERICAN BANCORP
By:	/s/ MICHAEL E. GOLDEN
Name:	Michael E. Golden
Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement dated May 22, 2006 between Michael E. Golden and the Company.